      As filed with the Securities and Exchange Commission on July 10, 1998

                                                      1933 Act Reg. No. 33-39519
                                                      1940 Act Reg. No. 811-5686

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         X
        ---
         Pre-Effective Amendment No.__
                                                                  ---

         Post-Effective Amendment No. 9                            X
                                                                  ---

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                     X

         Amendment No.  13                                        ---



                        (Check appropriate box or boxes.)

                         AIM INVESTMENT SECURITIES FUNDS
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Charles T. Bauer
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


   Samuel D. Sirko, Esquire               Martha J. Hays, Esquire
   A I M Advisors, Inc.                   Ballard Spahr Andrews & Ingersoll, LLP
   11 Greenway Plaza, Suite 100           1735 Market Street, 51st Floor
   Houston, Texas  77046                  Philadelphia, Pennsylvania 19103-7599


Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
   ---

          on (date) pursuant to paragraph (b)
   ---

          60 days after filing pursuant to paragraph (a)(i)
   ---

    X     on September 23, 1998, pursuant to paragraph (a)(i)
   ---

          75 days after filing pursuant to paragraph a(ii)
   ---
          on (date) pursuant to paragraph (a)(ii) of rule 485.
   ---



                            (Continued on Next Page)

If appropriate, check the following box:

                  this post-effective amendment designates a new effective date
    ---           for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

                             CROSS-REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


I.       AIM HIGH YIELD FUND II




PART A - Prospectus

Item No.                                                         Prospectus Location
--------                                                         -------------------
1.       Cover Page                                              Cover Page
2.       Synopsis                                                Summary; Table of Fees and Expenses
3.       Condensed Financial Information                         Performance
4.       General Description of Registrant                       Cover Page; Summary; About the Fund; Investment
                                                                 Program; Certain Investment Strategies
                                                                 and Policies; Organization of the Trust;  Dividends,
                                                                 Distributions and Tax Matters; General Information
5.       Management of the Fund                                  Summary; Management; General Information
5A.      Management's Discussion of Fund Performance             Not applicable
6.       Capital Stock and Other Securities                      Cover Page; Summary; Organization of the Trust;
                                                                 How to Purchase Shares; Dividends, Distributions
                                                                 and Tax Matters; General Information
7.       Purchase of Securities Being Offered                    Summary; How to Purchase Shares; Terms and
                                                                 Conditions of Purchase of the AIM Funds;
                                                                 Special Plans; Exchange Privilege; Determination
                                                                 of Net Asset Value
8.       Redemption or Repurchase                                Summary; How to Purchase Shares; How to Redeem
                                                                 Shares; Special Plans
9.       Pending Legal Proceedings                               Not Applicable




II.      AIM LIMITED MATURITY TREASURY FUND
         AIM HIGH YIELD FUND II



PART B - Statement of Additional Information

                                                                 Statement of Additional
Item No.                                                         Information Location
--------                                                         -----------------------
10.      Cover Page                                              Cover Page
11.      Table of Contents                                       Table of Contents
12.      General Information and History                         Introduction; General Information About the Trust;
                                                                 Miscellaneous Information
13.      Investment Objectives and Policies                      Portfolio Transaction; Portfolio Turnover;
                                                                 Investment Objectives and Policies; Investment
                                                                 Restrictions
14.      Management of the Fund                                  Management; Miscellaneous Information
15.      Control Persons and Principal Holders of Securities     Miscellaneous Information; Principal Holders of
                                                                 Securities
16.      Investment Advisory and Other Services                  Management
17.      Brokerage Allocation and Other Practices                Portfolio Transactions
18.      Capital Stock and Other Securities                      General Information About the Trust; Description of
                                                                 Fund Shares
19.      Purchase, Redemption and Pricing of                     How to Purchase and Redeem Shares; Net Asset
         Securities Being Offered                                Value Determination

20.      Tax Status                                              Dividends, Distributions and Tax Matters
21.      Underwriters                                            Management; The Distribution Agreements



                                                                 Statement of Additional
Item No.                                                         Information Location
--------                                                         -----------------------
22.      Calculation of Performance Data                         Performance Information
23.      Financial Statements                                    Financial Statements


III.     ALL CLASSES OF REGISTRANT

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

                   SUBJECT TO COMPLETION DATED JULY 10, 1998

                                                            [APPLICATION INSIDE]

[AIM LOGO APPEARS HERE]

THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM Investment Securities Funds

AIM HIGH YIELD FUND II

PROSPECTUS
            , 1998

AIM Investment Securities Funds (the "Trust") is an open-end, series, management investment company. Pursuant to this Prospectus, the Trust offers shares of beneficial interest in one portfolio, AIM HIGH YIELD FUND II (the "Fund").

The investment objective of the Fund is to achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade.

This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for
future reference. A Statement of Additional Information, dated           , 1998,
has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, Texas 77210-4739. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.

AIM HIGH YIELD FUND II MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. SEE "INVESTMENT PROGRAM," "CERTAIN INVESTMENT STRATEGIES AND POLICIES -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX B -- DESCRIPTIONS OF RATING CATEGORIES."

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................    2
THE FUND...............................    4
  Table of Fees and Expenses...........    4
  Performance..........................    6
  About the Fund.......................    6
  Investment Program...................    6
  Certain Investment Strategies and
     Policies..........................    7
  Management...........................   10
  Organization of the Trust............   13
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS--Registered Trademark..........  A-1
  Introduction to The AIM Family of
     Funds.............................  A-1
  How to Purchase Shares...............  A-1
  Terms and Conditions of Purchase of
     the AIM Funds.....................  A-2
  Special Plans........................  A-9
  Exchange Privilege...................  A-11
  How to Redeem Shares.................  A-13
  Determination of Net Asset Value.....  A-17
  Dividends, Distributions and Tax
     Matters...........................  A-18
  General Information..................  A-20
  Appendix A...........................  A-22
  Appendix B...........................  A-23
Application Instructions...............  B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently, the Trust offers two investment portfolios: AIM HIGH YIELD FUND II (the "Fund") and AIM LIMITED MATURITY TREASURY FUND. This Prospectus relates solely to the Class A, Class B and Class C shares of the Fund. Shares of the other portfolio of the Trust are offered to investors pursuant to separate prospectuses.

  The investment objective of the Fund is to achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF THE FUND WILL BE ACHIEVED. For more complete information on the Fund's investment objective and policies, see "Investment Program."

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services AIM receives a fee based on the Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Fund.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund, all of which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

  SUITABILITY FOR INVESTORS. The multiple class structure permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is one of a number of mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions paid with respect to Class A shares of the Fund may be paid by check, reinvested in additional Class A shares of the Fund or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. Dividends and distributions paid with respect to Class B shares of the Fund may be paid by check or reinvested in additional Class B shares of the Fund or another fund in The AIM Family of Funds at net asset value, subject to certain conditions. Dividends and distributions paid with respect to Class C shares of the Fund may be paid by check or reinvested in additional Class C shares of the Fund or another fund in The AIM Family of Funds at net asset value, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. The Fund seeks to meet its investment objective by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in junk bonds, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market fluctuations and risk of loss of income and principal, limited liquidity and secondary market support, greater sensitivity to economic and business downturns, and certain other risks. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities." The Fund also may invest in foreign securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Foreign Securities." Investors should carefully consider the relative risks and rewards of investing in the Fund prior to investing, and should not consider an investment in the Fund to represent a complete investment program.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and Invest With Discipline and AIM Bank Connection are service marks of A I M Management Group Inc.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the estimated average net assets of the respective classes of the Fund for the first period of operation. The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................   4.75%       None        None
  Maximum sales load on reinvested dividends................   None        None        None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds, whichever is lower)...............   None*       5.00%       1.00%
  Redemption fee............................................   None        None        None
  Exchange fee..............................................   None        None        None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees...........................................   0.47%(1)    0.47%(1)    0.47%(1)
  Rule 12b-1 distribution plan payments.....................   0.25%       1.00%       1.00%
  All other expenses........................................   0.28%       0.28%       0.28%
                                                              -----       -----       -----
          Total fund operating expenses.....................   1.00%(1)    1.75%(1)    1.75%(1)
                                                              =====       =====       =====

(1) After fee waivers. If management fees were not being waived, management fees for all classes of the Fund would be 0.625%, and total fund operating expenses would be 1.155% for Class A shares and 1.905% for Class B and Class C shares.

 * Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................    $57
3 years.....................................................     78

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

  You would pay the following expenses on a $1,000 investment in Class B shares, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................    $68
3 years.....................................................     85

  You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

1 year......................................................    $18
3 years.....................................................     55

  You would pay the following expenses on a $1,000 investment in Class C shares, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................    $20
3 years.....................................................     32

--------------------------------------------------------------------------------

  You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

1 year......................................................    $10
3 years.....................................................     32

  As a result of 12b-1 distribution plan payments, a long-term shareholder of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares, Class B shares and Class C shares of the Fund, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  The above examples should not be considered to be representative of the Fund's actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance will be contained in the Fund's first annual report to shareholders, which will be available upon request and without charge.

  The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares.

  Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by an investor before making an investment in the Fund.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such practices will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

--------------------------------------------------------------------------------

ABOUT THE FUND

  The Fund is a separate series of shares of the Trust, a Delaware business trust established on May 5, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "Organization of the Trust"). The Fund has its own investment objective and policies designed to meet specific investment goals, operates as a diversified portfolio and intends to be treated as a regulated investment company for federal income tax purposes.

  The Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. The Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at net asset value (subject, in certain circumstances, to a contingent deferred sales charge). See "How to Redeem Shares." AIM, the investment advisor for the Fund, continuously reviews and, from time to time, changes the portfolio holdings of the Fund in pursuit of its objective.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Fund's investment objective is a fundamental policy, and cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. The Board of Trustees reserves the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus or the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). Individuals considering the purchase of shares of the Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that the Fund will attain its investment objective.

  The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's Investors Service, Inc. ("Moody's") or BBB, BB or B by Standard & Poor's Rating Services ("S&P"), or securities of comparable quality in the opinion of AIM that are either unrated or rated by other nationally recognized statistical rating organizations ("NRSROs"). The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 80% of the value of the Fund's total assets will be invested in high yield debt securities. The Fund may also invest up to 15% of the value of its total assets in equity securities.

  While the debt securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated debt securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Certain Investment Strategies and
Policies -- Illiquid Securities" for further information regarding such investments.

  The Fund may invest in foreign securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Foreign
Securities."
--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objective and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of the Fund's assets may be held from time to time in cash or money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper (referred to collectively as "Money Market Instruments"), all of which will be denominated in U.S. dollars, when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Prospectus and in the Statement of Additional Information. In addition, the Fund may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments. To the extent that the Fund invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected.

  SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such securities declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent liquid assets are segregated, they will not be available for new invest-ments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees has established procedures for determining the liquidity of Rule 144A securities held by the Fund and monitors AIM's liquidity determinations made pursuant to such procedures.

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The Fund will restrict borrowings and reverse repurchase agreements to an aggregate of 33- 1/3% of its total assets at the time of the transaction. The Fund will not purchase additional securities when borrowings exceed 5% of its total assets.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell interest rate and stock index futures contracts or purchase and sell options thereon in order to hedge the value of its portfolio against changes in market conditions. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

  There are risks associated with investments in interest rate futures contracts, stock index futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  The Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of the Fund's total assets. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain additional risks.

  RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. The Fund seeks to meet its investment objective by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the Fund, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits the Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value the Fund's portfolio securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect the Fund's ability to dispose of such securities at desirable prices.

  In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

  INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of issuers located in emerging markets and foreign countries, including up to 10% of the Fund's total assets which may be invested in securities of issuers located in emerging markets and developing countries such as Turkey, Poland and Mexico. A "developing country" is a country in the initial stages of its industrialization cycle. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Fund may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities. See "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those countries. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

  The Fund may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange. The Fund will not commit more than 25% of its total assets to foreign exchange hedges. Further information concerning futures contracts and related options is set forth above.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of these risks.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  Emerging Markets and Developing Countries. The Fund may invest in companies located within emerging markets or developing countries. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest up to 10% of its net assets in equity and/or debt securities issued by REITs.

  REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

  To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

  In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. It is anticipated that the Fund's portfolio turnover rate for its initial fiscal year will be less than 70%. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions and other trading costs. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of the Fund's shares, the agreements with State Street Bank and Trust Company as the custodian and the transfer agency agreement with A I M Fund Services, Inc. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement, (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for certain accounting and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to fund accounting services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Fund. AFS' principal address is P.O. Box 4739, Houston, Texas 77210-4739.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund and their titles, if any, with AIM or its subsidiaries and the Trust, the length of time they have been responsible for the management of the Fund, their years of investment experience and prior experience (if they have been with AIM for less than five years) are described below:

  John L. Pessarra is Vice President of A I M Capital Management, Inc. ("AIM Capital"), wholly owned subsidiary of AIM, and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1990 and has been an investment professional since 1984. Kevin E. Rogers is Vice President of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1991 and has been an investment professional since 1986.

  FEES AND EXPENSES. Pursuant to the Advisory Agreement, AIM is entitled to receive a fee from the Fund calculated at the annual rate of 0.625% of the first $500 million of net assets, 0.55% of the next $500 million of net assets and 0.50% of net assets over $1 billion. AIM is also entitled to be reimbursed for administrative costs incurred on behalf of the Fund. The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to trustees and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

  FEE WAIVERS. In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM has agreed to voluntarily waive a portion of its advisory fees payable by the Fund in an amount sufficient to limit the total annual operating expenses of the Class A shares to 1.00% of average daily net assets, and of Class B and Class C shares to 1.75% of average daily net assets until such time as the Fund's total assets equal or exceed $100 million. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors.

  DISTRIBUTOR. The Trust has entered into master distribution agreements relating to the Fund (the "Distribution Agreements"), with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A, Class B and Class C shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Trust has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of the Fund.

  Under the Class A and C Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal shareholder services to their customers who own Class A or Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund.

  Class B Plan. The Trust has also adopted a Master Distribution Plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.

  Both Plans. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated as to a class at any time by a vote of a majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of a majority of the outstanding shares of the applicable class.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making such payments.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. The Trust currently consists of two separate Portfolios, and the Fund represents one Portfolio.

  Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class A and Class C shareholders and Class B shareholders of the Fund must approve any material increase in fees payable with respect to the Fund under the Class A and C Plan).

  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

  Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting one portfolio or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND                         AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM HIGH YIELD FUND II
            AIM ADVISOR REAL ESTATE FUND                  AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(*)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM SELECT GROWTH FUND
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-EXEMPT CASH FUND(*)
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL GROWTH FUND                        AIM VALUE FUND
            AIM GLOBAL INCOME FUND                        AIM WEINGARTEN FUND

(*) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
    AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

                                                                       MCF-05/98

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF-05/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM SELECT GROWTH FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $  100,000                   4.75           4.99         4.00
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than  $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-05/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than  $ 100,000                    1.00%          1.01%        0.75%
 $100,000 but less than  $ 250,000                    0.75           0.76         0.50
 $250,000 but less than $1,000,000                    0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

                                                                     MCF-05/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

                                                                     MCF-05/98

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-

                                                                     MCF-05/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,

                                                                     MCF-05/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc; and (j) former or current Class A shareholders of the AIM/GT Funds (those funds which are advised by AIM and sub-advised by INVESCO (NY), Inc.), but only to the extent that their purchase order is entered with an instruction to have all or a portion of the proceeds from a redemption of Class A shares of the AIM/GT Funds (on which a sales charge was paid) invested in Class A shares of the AIM Funds.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

                                                                     MCF-05/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan withdrawal is made on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and

                                                                     MCF-05/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                     MCF-05/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A
   AIM ADVISOR MULTIFLEX               AIM HIGH INCOME MUNICIPAL             AIM MONEY MARKET FUND
     FUND -- CLASS A                     FUND -- CLASS A                         -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE             AIM HIGH YIELD FUND -- CLASS A          AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND II -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH   FUND -- CLASS A  FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM SELECT GROWTH FUND -- CLASS A
   AIM EUROPEAN DEVELOPMENT            AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                   OF CONNECTICUT -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM VALUE FUND -- CLASS A
     FUND -- CLASS A                   AIM WEINGARTEN FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                     MCF-05/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load
  Funds..........  Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received

                                                                     MCF-05/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                     MCF-05/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70- 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

                                                                     MCF-05/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be gen-

                                                                     MCF-05/98
uine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed
                                                                       MCF-05/98
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF-05/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND II....................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM SELECT GROWTH FUND....................  declared and paid annually        annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such

                                                                       MCF-05/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax- exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                     MCF-05/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

  Shareholders should also note that the IRS is currently considering whether and when the introduction of a single European currency (euro) in 1999 will cause gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could affect the amount of distributions made by AIM Funds investing in such instruments.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties (the "Software"). Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.

                                                                     MCF-05/98

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                     MCF-05/98

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

  The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Fund reserves the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agency's right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

  The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which AIM HIGH YIELD FUND II may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

  MOODY'S: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                     MCF-A 07/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                     MCF-A 07/97

[AIM LOGO APPEARS HERE]          THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call
(800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.


AFG-PRO-1

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                    SUBJECT TO COMPLETION DATED JULY 10, 1998


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION








                         AIM INVESTMENT SECURITIES FUNDS

                                   ----------

                             AIM HIGH YIELD FUND II

                                       AND


            CLASS A SHARES OF THE AIM LIMITED MATURITY TREASURY FUND



                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------






        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE
             ABOVE-NAMED FUNDS, COPIES OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M DISTRIBUTORS, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210- 4739
                          OR BY CALLING (800) 347-4246.


                                   ----------




          STATEMENT OF ADDITIONAL INFORMATION DATED: SEPTEMBER 23, 1998
                RELATING TO PROSPECTUS DATED: SEPTEMBER 23, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         The Trust and its Shares.................................................................................1

PERFORMANCE INFORMATION...........................................................................................2
         Yield Calculations.......................................................................................2
         Total Return Calculations................................................................................3
         Historical Portfolio Results.............................................................................3

PORTFOLIO TRANSACTIONS............................................................................................4
         General Brokerage Policy.................................................................................4
         Allocation of Portfolio Transactions.....................................................................5
         Section 28(e) Standards..................................................................................5
         Portfolio Turnover.......................................................................................6

INVESTMENT OBJECTIVES AND POLICIES................................................................................6
         High Yield and Limited Maturity..........................................................................6
         High Yield...............................................................................................7

INVESTMENT RESTRICTIONS..........................................................................................12
         Additional Investment Restrictions of the Funds.........................................................14
         Investing for Control...................................................................................14

MANAGEMENT.......................................................................................................14
         Trustees and Officers...................................................................................14
         Remuneration of Trustees................................................................................18
         AIM Funds Retirement Plan for Eligible Directors/Trustees...............................................20
         Deferred Compensation Agreements........................................................................20
         Investment Advisory and Other Services..................................................................21
         Distribution Plans......................................................................................23

THE DISTRIBUTION AGREEMENTS......................................................................................26

HOW TO PURCHASE AND REDEEM SHARES................................................................................27

NET ASSET VALUE DETERMINATION....................................................................................28

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................29
         Reinvestment of Dividends and Distributions.............................................................29
         Tax Matters.............................................................................................29
         Qualification as a Regulated Investment Company.........................................................29
         Excise Tax on Regulated Investment Companies............................................................30
         Sale or Redemption of Fund Shares.......................................................................31
         Foreign Shareholders....................................................................................32
         Effect of Future Legislation; Local Tax Considerations..................................................32

DESCRIPTION OF FUND SHARES.......................................................................................32

MISCELLANEOUS INFORMATION........................................................................................33
         Audit Reports...........................................................................................33
         Legal Matters...........................................................................................33
         Custodian and Transfer Agent............................................................................33
         Principal Holders of Securities.........................................................................33

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION



         AIM Investment Securities Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus, dated November 28, 1997, which relates to the Class A shares of AIM Limited Maturity Treasury Fund and in another Prospectus (collectively, the "Prospectuses" and each separately a "Prospectus") dated ____________, 1998 which relates to Class A, Class B and Class C shares of AIM High Yield Fund II (collectively, the "Funds" and each separately a "Fund"). Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive and should read the Prospectus before they invest in any Fund.

         This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds. Some of the information set forth in this Statement of Additional Information is also included in the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The SEC maintains a Web site at http://www.sec.gov that contains this Statement of Additional Information, material incorporated by reference and other information regarding the Funds. Additional information about the Funds may also be obtained on the Web at http://www.aimfunds.com.



                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES


         The Trust was previously incorporated as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund (the "Limited Maturity") was reorganized on October 15, 1993, as a portfolio of AIM Investment Securities Funds, a Delaware business trust. A copy of the Trust's Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement") is on file with the SEC. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         On October 15, 1993, Limited Maturity succeeded to the assets and assumed the liabilities of a series with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Trust and STIC. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to Limited Maturity (or a class thereof) is that of the Predecessor Fund (or corresponding class thereof). The Trust Agreement was amended on June 9, 1998 to add the AIM High Yield II Fund portfolio ("High Yield"). Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectuses under the captions "Organization of the Trust" and "How to Redeem Shares."

         The assets received by the Trust for the issuance or sale of shares of each Fund, and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that Fund. They constitute the underlying assets of a Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to the Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of beneficial interest of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Trust offers two separate Funds with differing Class structures: Class A shares and the Institutional Class of Limited Maturity and Class A, Class B and Class C shares of High Yield. As further described in the Prospectuses, each class is subject to differing sales charges (if applicable) and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class of the respective Funds are entitled to share pro rata in the net assets belonging to each Fund available for distribution.

         Under Delaware law, the shareholders of a Fund enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of a Fund may be held personally liable for the Fund's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.



                             PERFORMANCE INFORMATION

YIELD CALCULATIONS


         Yields for each Fund used in advertising are computed as follows: (a) divide a Fund's income for a given 30 day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period;
(b) divide the figure arrived at in step (a) by the Fund's offering price (including the maximum sales charge) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

         Each Fund may also quote its distribution rate, which expresses the historical amount of income a Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rate for the Class A shares of Limited Maturity for the thirty day period ended July 31, 1997, was 5.36%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1997, as applicable, by the maximum offering price of the Class A shares of Limited Maturity at the end of the period and annualizing the result. High Yield had not commenced operations as of July 31, 1997.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions that Fund paid over the same period or the rate of income reported in that Fund's financial statements.

TOTAL RETURN CALCULATIONS


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any changes in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of a Fund.

         In addition to average annual total return, a Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking any applicable maximum sales charge or maximum contingent deferred sales charge into account. If quoted without the sales charge or contingent deferred sales charge, the performance quotation will be noted by an asterisk or other conspicuous footnote disclosing this fact. Excluding a Fund's sales charge or contingent deferred sales charge from a total return calculation produces a higher total return figure.


HISTORICAL PORTFOLIO RESULTS


         A Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. A Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

         A Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, a Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in a Fund is subject to risks not present in ownership of a certificate of deposit, due to possible greater risk of loss of capital.

         From time to time, a Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


         From time to time sales literature and/or advertisements may disclose
(i) top holdings included in a Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.


         The following chart shows the total returns for the Class A shares of Limited Maturity for the one and five year periods ended July 31, 1997, and the period beginning December 15, 1987 (date operations commenced) through July 31, 1997.

                                                           AVERAGE
                                                        ANNUAL RETURN            CUMULATIVE RETURN
                                                        -------------            -----------------
                  One year ended 07/31/97                   5.49%                      5.49%
                  Five year ended 07/31/97                  4.73%                     26.02%
                  12/15/87 through 07/31/97                 6.52%                     83.70%

         The 30-day yield for the Class A shares as of July 31, 1997, was 5.39%


         High Yield had not commenced operations as of July 31, 1997.

         During the one-year period ended July 31, 1997, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,055. During the five-year period ended July 31, 1997, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,260. For the period from December 15, 1987 (date operations commenced) through July 31, 1997, a hypothetical $1,000 investment in the Class A shares of Limited Maturity would have been worth $1,837. Each of these figures assume the maximum sales charge was paid and all distributions were reinvested.



                             PORTFOLIO TRANSACTIONS


GENERAL BROKERAGE POLICY

         A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since most purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded in the over-the-counter market, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain persons affiliated with the Trust are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         Limited Maturity paid no brokerage commissions to brokers affiliated with that Fund during the past three fiscal years of the Fund.


PORTFOLIO TURNOVER


         High portfolio turnover involves corresponding greater transaction costs which are borne directly by a Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.

         Changes in the portfolio holdings of a Fund are made without regard to whether a sale would result in a profit or loss. The turnover rates of Limited Maturity for the fiscal years ended July 31, 1997, 1996, and 1995, were 129.74%, 117.09%, and 120.01%, respectively.



                       INVESTMENT OBJECTIVES AND POLICIES


         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectuses under the headings "Investment Programs" and should be read only in conjunction with the Prospectuses. There can be no assurance that a Fund will achieve its investment objective. The values of the securities in which a Fund invests fluctuate based upon interest rates and market factors.

HIGH YIELD AND LIMITED MATURITY

         REPURCHASE AGREEMENTS. A repurchase agreement involves the purchase by a Fund of an investment contract from a financial institution, such as a domestic bank or primary dealers in U.S. Government securities or U.S. Treasury obligations. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by a Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by a Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligations, a Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. A Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by a Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, a Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven (7) calendar days from the date of acquisition by a Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven (7) days of the date of acquisition.

         Limited Maturity's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

HIGH YIELD

         DELAYED DELIVERY AGREEMENTS. Delayed delivery agreements involve commitments by the Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that the Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of the Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material.

         WHEN-ISSUED SECURITIES. Many new issues of securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of the Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         FOREIGN EXCHANGE TRANSACTIONS. Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e., cash) basis at the spot rate prevailing in foreign exchange markets, and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while they hold foreign currencies.

         RULE 144A SECURITIES. The Fund may purchase securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its' net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         REVERSE REPURCHASE AGREEMENTS. Reverse Repurchase Agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

         LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the loaned securities. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

         COVERED CALL OPTIONS. The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written.

         SHORT SALES. The Fund may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

         Since the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         FUTURES CONTRACTS. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when the Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         A description of the various types of futures contracts which may be utilized by the Fund is as follows:

         Interest Rate Futures Contracts - An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         Stock Index Futures Contracts - A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index.

         Foreign Currency Futures Contracts - Futures contracts may also be used to hedge the risk of changes in the exchange rates of foreign currencies.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         The Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

         RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, the Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Fund intends to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to segregate additional liquid assets for payment of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the Fund to suffer losses which it would not otherwise sustain.



                             INVESTMENT RESTRICTIONS


         The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses. The percentage limitations set forth in such restrictions are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Funds may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of a Fund's assets occurring subsequent to the time of purchase.

         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, Limited Maturity will not:


                  (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33-1/3% of the value of its total assets at the time of such borrowing;

                  (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

                  (3) invest in real estate;

                  (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

                  (5) purchase oil, gas or mineral interests;

                  (6) invest in any obligation not payable as to principal and interest in United States currency; or

                  (7) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).



         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of Limited Maturity are eligible for investment by a federal credit union. In order to ensure that shares of Limited Maturity meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:


                  (1) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase;

                  (2) the Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period;

                  (3) the Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions; or

                  (4) the Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.


         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of High Yield all classes of a Fund, High Yield may not:

                  (1) borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, reverse repurchase agreements, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

                  (2) make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration;

                  (3) purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts;

                  (4) act as a securities underwriter;

                  (5) purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon;

                  (6) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

                  (7) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are not included within this restriction;

                  (8) make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements;

                  (9) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon; or

                  (10) invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund, and may sell covered call options.

ADDITIONAL INVESTMENT RESTRICTIONS OF THE FUNDS

         The Funds' investment programs are also subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.


INVESTING FOR CONTROL


         The Funds will not invest in companies for purposes of exercising control or management.



                                   MANAGEMENT

TRUSTEES AND OFFICERS


         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

======================================================================================================
                                 POSITIONS HELD      PRINCIPAL OCCUPATION DURING AT LEAST THE
     NAME, ADDRESS AND AGE      WITH REGISTRANT      PAST 5 YEARS
------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (79)            Trustee and        Chairman of the Board of Directors,
                                    Chairman         A I M Management Group Inc.,
                                                     A I M Advisors, Inc., A I M Capital
                                                     Management, Inc., A I M Distributors, Inc.,
                                                     A I M Fund Services, Inc. and Fund
                                                     Management Company; and Vice Chairman
                                                     and Director, AMVESCAP PLC.
------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (54)              Trustee          Director, ACE Limited (insurance company).
906 Frome Lane                                       Formerly, Director, President and Chief
McLean, VA 22102                                     Executive Officer, COMSAT Corporation; and
                                                     Chairman, Board of Governors of INTELSAT
                                                     (international communications company).
------------------------------------------------------------------------------------------------------
OWEN DALY II (73)                   Trustee          Director, Cortland Trust Inc. (investment
Six Blythewood Road                                  company). Formerly, Director, CF & I Steel
Baltimore, MD  21210                                 Corp., Monumental Life Insurance Company
                                                     and Monumental General Insurance
                                                     Company; and Chairman of the Board of
                                                     Equitable Bancorporation.
------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (62)            Trustee          Chairman of the Board of Directors,
2 Hopkins Plaza, 20th Floor                          Mercantile Mortgage Corp.  Formerly, Vice
Baltimore, MD   21201                                Chairman of the Board of Directors and
                                                     President, Mercantile-Safe Deposit & Trust
                                                     Co.; and President, Mercantile Bankshares.
------------------------------------------------------------------------------------------------------
JACK M. FIELDS (46)                 Trustee          Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                            (foreign trading company).  Formerly,
Jetero Plaza, Suite E                                Member of the U.S. House of
Humble, TX 77338                                     Representatives.
------------------------------------------------------------------------------------------------------


----------
* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 act.

======================================================================================================
                                 POSITIONS HELD      PRINCIPAL OCCUPATION DURING AT LEAST THE
     NAME, ADDRESS AND AGE      WITH REGISTRANT      PAST 5 YEARS
------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (61)              Trustee          Partner, Kramer, Levin, Naftalis & Frankel
   919 Third Avenue                                  (law firm); and Director, ERD Waste, Inc.
   New York, NY  10022                               (waste management company), Aegis
                                                     Consumer Finance (auto leasing company) and
                                                     Lazard Funds, Inc. (investment companies).
                                                     Formerly, Partner, Reid & Priest (law firm);
                                                     and, prior thereto, Partner, Spengler
                                                     Carlson Gubar Brodsky & Frischling (law
                                                     firm).
------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (51)           Trustee and        Director, President and Chief Executive
                                   President         Officer, A I M Management Group Inc.;
                                                     Director and President, A I M Advisors,
                                                     Inc.; Director and Senior Vice President,
                                                     A I M Capital Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund Services,
                                                     Inc., and Fund Management Company; and
                                                     Director, AMVESCAP PLC.
------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK  (55)              Trustee          Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX  77057
------------------------------------------------------------------------------------------------------
IAN W. ROBINSON (75)                Trustee          Formerly, Executive Vice President and Chief
183 River Drive                                      Financial Officer, Bell Atlantic Management
Tequesta, FL  33469                                  Services, Inc. (provider of centralized
                                                     management services to telephone companies);
                                                     Executive Vice President, Bell Atlantic
                                                     Corporation (parent of seven telephone
                                                     companies); and Vice President and Chief
                                                     Financial Officer, Bell Telephone Company of
                                                     Pennsylvania and Diamond State Telephone
                                                     Company.
------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (58)                 Trustee          Executive Vice President, Development and
Transco Tower, 50th Floor                            Operations, Hines Interests Limited
2800 Post Oak Blvd.                                  Partnership (real estate development).
Houston, TX  77056
------------------------------------------------------------------------------------------------------





--------
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.
* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 act.

======================================================================================================
                                 POSITIONS HELD          PRINCIPAL OCCUPATION DURING AT LEAST THE
     NAME, ADDRESS AND AGE      WITH REGISTRANT          PAST 5 YEARS
------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR  (53)               Senior Vice        Director, Senior Vice President and
                                     President and       Treasurer, A I M Advisors, Inc.; and Vice
                                       Treasurer         President and Treasurer, A I M Management
                                                         Group Inc., A I M Capital Management, Inc.,
                                                         A I M Distributors, Inc., A I M Fund Services,
                                                         Inc. and Fund Management Company.
------------------------------------------------------------------------------------------------------
GARY T. CRUM  (50)                    Senior Vice        Director and President, A I M Capital
                                       President         Management, Inc.; Director and Senior Vice
                                                         President, A I M Management Group Inc. and
                                                         A I M Advisors, Inc.; and Director,
                                                         A I M Distributors, Inc. and  AMVESCAP PLC.
------------------------------------------------------------------------------------------------------
***CAROL F. RELIHAN  (43)             Senior Vice        Director, Senior Vice President, General
                                     President and       Counsel and Secretary, A I M Advisors, Inc.;
                                       Secretary         Vice President, General Counsel and
                                                         Secretary, A I M Management Group Inc.;
                                                         Director, Vice President and General
                                                         Counsel, Fund Management Company;
                                                         General Counsel and Vice President,
                                                         A I M Fund Services, Inc.; and Vice President,
                                                         A I M Capital Management, Inc. and
                                                         A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------
DANA R. SUTTON  (39)               Vice President and    Vice President and Fund Controller,
                                  Assistant Treasurer    A I M Advisors, Inc.; and Assistant Vice
                                                         President and Assistant Treasurer, Fund
                                                         Management Company.
------------------------------------------------------------------------------------------------------
MELVILLE B. COX  (54)                Vice President      Vice President and Chief Compliance Officer,
                                                         A I M Advisors, Inc., A I M Capital
                                                         Management, Inc., A I M Distributors, Inc.,
                                                         A I M Fund Services, Inc. and Fund
                                                         Management Company.
------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (38)               Vice President      Senior Vice President, A I M Capital
                                                         Management, Inc. and Vice President,
                                                         A I M Advisors, Inc.
======================================================================================================


----------
***      Mr. Arthur and Ms. Relihan are married to each other.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.


         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman), and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.


         All of the trustees of the Trust also serve as directors or trustees of some or all of the other AIM Funds. Certain of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

REMUNERATION OF TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of the other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Fund:



========================================================================================
                                                       RETIREMENT
                                     AGGREGATE          BENEFITS             TOTAL
                                   COMPENSATION         ACCRUED          COMPENSATION
                                     FROM THE           BY ALL              FROM ALL
    DIRECTOR                         FUND(1)          AIM FUNDS(2)        AIM FUNDS(3)
----------------------------------------------------------------------------------------
Charles T. Bauer                    $        0        $          0        $         0
----------------------------------------------------------------------------------------
Bruce L. Crockett                        1,236              38,621             68,000
----------------------------------------------------------------------------------------
Owen Daly II                             1,235              82,607             68,000
----------------------------------------------------------------------------------------
Edward K. Dunn, Jr.(4)              $        0        $          0        $         0
----------------------------------------------------------------------------------------
Jack M. Fields(4)                          530                   0                  0
----------------------------------------------------------------------------------------
Carl Frischling(5)                       1,236              56,683             68,000
----------------------------------------------------------------------------------------
Robert H. Graham                             0                   0                  0
----------------------------------------------------------------------------------------
John F. Kroeger(6)                       1,235              83,654             66,000
----------------------------------------------------------------------------------------
Lewis F. Pennock                         1,235              33,702             67,000
----------------------------------------------------------------------------------------
Ian W. Robinson                          1,236              64,973             68,000
----------------------------------------------------------------------------------------
Louis S. Sklar                           1,219              47,593             66,500
========================================================================================

------------------

(1) The total amount of compensation deferred by all Trustees of the Fund during the fiscal year ended July 31, 1997, including interest earned thereon, was $5,699.

(2) During the fiscal year ended July 31, 1997, the total estimated amount of expenses allocated to the Fund in respect of such retirement benefits was $2,735. Data reflects compensation for the calendar year ended December 31, 1996.


(3) Each Trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM (comprised of 47 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1996.

(4) Mr. Dunn and Mr. Fields did not serve as Trustees during the calendar year ended December 31, 1996.

(5) During the year ended December 31, 1997, AIM Limited Maturity Treasury Fund paid $5,153 to Kramer, Levin, Naftalis & Frankel, the law firm in which Mr. Frischling, a trustee of the Trust, is a partner.

(6) Mr. Kroeger resigned as a Trustee of the Trust on June 11, 1998, and on that date became a consultant to the Trust.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.


         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 0, 20, 19, 15, 10, and 7 years, respectively.



                       ESTIMATED BENEFITS UPON RETIREMENT


           =================================================================
              Number of             Annual Retainer Paid By All AIM Funds
              Years of
            Service With                           $80,000
            the AIM Funds
           =================================================================
                 10                                $60,000
           -----------------------------------------------------------------
                  9                                $54,000
           -----------------------------------------------------------------
                  8                                $48,000
           -----------------------------------------------------------------
                  7                                $42,000
           -----------------------------------------------------------------
                  6                                $36,000
           -----------------------------------------------------------------
                  5                                $30,000
           =================================================================

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Funds and of each other AIM Fund from which they are deferring compensation.


INVESTMENT ADVISORY AND OTHER SERVICES


         AIM was organized in 1976, and together with its subsidiaries advises or manages approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YK, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in the business of investment management on an international basis. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.


         The Trust, on behalf of the Funds, has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") and a Master Administrative Services Agreement (the "Administrative Services Agreement") with AIM. See "Management" in the Prospectus.


         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of that Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to trustees and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

         The Advisory Agreement became effective on February 28, 1997 and will continue in effect until June 30, 1999 and from year to year thereafter only if such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of each Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. A Fund or AIM may terminate the Advisory Agreement with respect to that Fund on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment.

         Under the Advisory Agreement, AIM is entitled to receive from Limited Maturity a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:



                       Net Assets                           Annual Rate
                       ----------                           -----------
                  First $500 million                             0.20%
                  Amount over $500 million                      0.175%



Under the Advisory Agreement, AIM is entitled to receive from High Yield a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:



                       Net Assets                           Annual Rate
                       ----------                           -----------
                  First $500 million                            0.625%
                  Next $500 million                              0.55%
                  Amount over $1 billion                         0.50%



         For the fiscal years ended July 31, 1997, 1996 and 1995, AIM received advisory fees from Limited Maturity of $837,760, $933,207, and $809,449, respectively.

         In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM has agreed to voluntarily waive a portion of its advisory fees payable by High Yield in an amount sufficient to limit the total annual operating expenses of the Class A shares to 1.00% of average daily net assets, and of Class B and Class C shares to 1.75% of average daily net assets until such time as High Yield's total assets equal or exceed $100 million. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors.

         The Administrative Services Agreement for the Funds provides that AIM may provide or arrange for the performance of certain accounting, shareholder servicing and other administrative services to the Funds which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by AIM and the Board of Trustees. The Administrative Services Agreement provides that such agreement will continue in effect until June 30, 1999, and shall continue in effect from year to year thereafter if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose. The Administrative Services Agreement became effective on February 28, 1997.

         For the fiscal years ended July 31, 1997, 1996 and 1995, Limited Maturity reimbursed AIM for certain accounting, shareholder servicing and administrative services in the amounts of $66,785, $60,857, and $82,199, respectively.

         In addition, the Transfer Agency and Service Agreement, which became effective November 1, 1994, provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by a Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and other accounts.

         For the fiscal years ended July 31, 1997 and 1996, and for the period November 1, 1994 through July 31, 1995, AFS received transfer agency and shareholder services fees with respect to the Class A shares of Limited Maturity, in the amounts of $171,697, $160,400 and $91,753, respectively.

DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of Limited Maturity and High Yield, and the Class C shares of High Yield (the "Class A and C Plan"). Such plan provides that the Class A shares of Limited Maturity and High Yield pay 0.15% and 0.25%, respectively, per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares. Under the Class A and C Plan, Class C shares of High Yield pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. Of such amount payable with respect to Class C shares, High Yield pays a service fee of 0.25% of the average daily net assets attributable to Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of High Yield (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, High Yield pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to its customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rates of 0.15% of the average daily net asset value of Limited Maturity's Class A shares, and 0.25% of the average daily net asset value of High Yield's shares, purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's Class A shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the fiscal year ended July 31, 1997, AIM Distributors received fees under the Class A and C Plan in the amount of $549,759, which constituted 0.15% of the average daily net assets of the Class A shares of Limited Maturity. An estimate by category of actual fees paid by the Class A shares of Limited Maturity during the fiscal year ended July 31, 1997, were allocated as follows:


Advertising                                                       $  11,876
Printing and mailing prospectuses, semi-annual reports                  990
   and annual reports (other than to current shareholders)            2,969
Seminars                                                                  0
Compensation to Underwriters to partially offset other
   marketing expenses                                                     0
Compensation to Sales Personnel                                           0
Compensation to Dealers including finder's fees                     533,924

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each affected class of the Funds and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1999 and thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares of High Yield under the Class A and C Plan, the Class B shares of High Yield will no longer convert into Class A shares of High Yield unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of High Yield which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of High Yield will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: The Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.15% and 0.25% of the average daily net assets of Limited Maturity's or High Yield's respective, Class A shares, as compared to 1.00% of such assets of High Yield's Class B and Class C shares;
(ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan); and

(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.



                           THE DISTRIBUTION AGREEMENTS


         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in each Prospectus under the caption "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement, dated February 28, 1997, with AIM Distributors relating to the Class A shares of Limited Maturity Treasury Fund was approved by the Board of Trustees on May 11, 1998. On September 25, 1998 the Board of Trustees amended and restated this Agreement to cover the Class A and Class C shares of High Yield. The Board of Trustees also approved a Master Distribution Agreement with AIM Distributors relating to the Class B shares of High Yield. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will pay quarterly to dealers and institutions 1.00% of the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of the Fund's and its Class B shareholders to pay contingent deferred sales charges.

         For the fiscal years ended July 31, 1997, 1996 and 1995, the total sales charges paid in connection with the sale of the Class A shares of Limited Maturity were $340,764, $540,727, and $377,682, respectively, of which AIM Distributors retained $105,675, $193,686, and $89,885, respectively.



                        HOW TO PURCHASE AND REDEEM SHARES


         A complete description of the manner in which shares of the Funds may be purchased appears in the Prospectuses under the caption "How to Purchase Shares", "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of the Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Prospectuses under the caption "Terms and Conditions of Purchase of the AIM Funds."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectuses under the caption "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "How to Redeem Shares." In addition to the Funds' obligations to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 949-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Funds not reasonably practicable.

         The Trust agrees to redeem shares of the Funds, or any other future portfolios of the Trust, solely in cash up to the lesser of $250,000 or 1% of the Funds' net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                          NET ASSET VALUE DETERMINATION


         In accordance with the current SEC rules and regulations, the net asset value of a share of each Fund is normally determined once daily as of the close of trading of the New York Stock Exchange (the "NYSE"), which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. The net asset value per share is determined by subtracting the liabilities (e.g., accrued and dividends payable) of the Fund allocated to the class from the value of securities, cash and assets (including interest accrued but not collected) of the Fund allocated to the class; and dividing the result by the total number of shares outstanding of such class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by High Yield is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of a Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund.


TAX MATTERS


         The following is only a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY


         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, each Fund must
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). With respect to its fiscal year ending July 31, 1998, Limited Maturity must derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to a Fund's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. For taxable years beginning after August 5, 1997, the Short-Short Gain Test has been repealed by the Taxpayer Relief Act of 1997.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, if a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

         Limited Maturity may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).


         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they are not expected to qualify for the 70% dividends received deduction for corporations.

         Each Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or any other fund in The AIM Family of Funds--Registered Trademark--). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

         Each Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


SALE OR REDEMPTION OF FUND SHARES


         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20% if the shares sold or redeemed were held for more than 18 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in a Fund.


                           DESCRIPTION OF FUND SHARES


         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared with respect to shares of that Fund and, upon liquidation of the Fund, to participate in its proportionate share of the net assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

                            MISCELLANEOUS INFORMATION

AUDIT REPORTS


         The Board of Trustees will issue to the shareholders at least semi-annually financial statements for each Fund. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of the Funds.


LEGAL MATTERS


         Legal matters for the Trust are passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of Limited Maturity. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of High Yield. The custodians attend to the collection of principal and income, pay and collect all monies for securities bought and sold by the respective Funds, and perform certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, is transfer and dividend disbursing agent for the Funds' shares. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodians and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.


PRINCIPAL HOLDERS OF SECURITIES


         As of June 15, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Trust.


CLASS A SHARES:


         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Limited Maturity, as of June 15, 1998 and the percent of outstanding shares owned by such shareholders are as follows:



                                                              Percent
      Name and Address                                       Owned of
      of Record Owner                                      Record Only*
      ---------------                                      ------------
      Merrill Lynch Pierce Fenner & Smith                      13.34%
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 3rd Floor
      Jacksonville, FL 32246


----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

INSTITUTIONAL CLASS:


      To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class of Limited Maturity, as of June 15, 1998 and the percent of outstanding shares owned by such shareholders are as follows:



                                                                Percent
      Name and Address                                         Owned of
      of Record Owner                                        Record Only*
      ---------------                                        ------------
      Frost National Bank                                       87.49%
      Muir & Co.
      P. O. Box 1600
      San Antonio, TX 78296

      Esor & Co.                                                 5.54%
      Attn:  Trust Operations
      P. O. Box 19006
      Green Bay, WI 54307-9006



      INVESCO Trust Company, 7800 E. Union Avenue, Denver, CO 80237, provided the initial capitalization of High Yield and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of that Fund and therefore could be deemed to "control" that Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, INVESCO Trust Company will cease to control the Fund for purposes of the 1940 Act.



----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                              FINANCIAL STATEMENTS

                 INDEPENDENT AUDITORS' REPORT

                 The Board of Trustees and Shareholders of AIM Investment Securities Funds:

                    We have audited the accompanying statement of assets and
                 liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                   In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993, in conformity with generally accepted accounting principles.

                 /s/ KPMG PEAT MARWICK LLP

                 KPMG Peat Marwick LLP


                 August 22, 1997
                 Houston, Texas

SCHEDULE OF INVESTMENTS

JULY 31, 1997

                                                                            PRINCIPAL
                                                                             AMOUNT           MARKET
                                                              MATURITY       (000S)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES - 99.03%

6.125%                                                        08/31/98       $36,300       $ 36,511,629
-------------------------------------------------------------------------------------------------------
6.00%                                                         09/30/98        36,200         36,368,692
-------------------------------------------------------------------------------------------------------
5.875%                                                        10/31/98        36,200         36,305,704
-------------------------------------------------------------------------------------------------------
5.625%                                                        11/30/98        35,880         35,878,924
-------------------------------------------------------------------------------------------------------
5.75%                                                         12/31/98        36,200         36,266,970
-------------------------------------------------------------------------------------------------------
5.875%                                                        01/31/99        36,200         36,320,184
-------------------------------------------------------------------------------------------------------
5.875%                                                        02/28/99        36,200         36,319,460
-------------------------------------------------------------------------------------------------------
6.25%                                                         03/31/99        36,300         36,635,775
-------------------------------------------------------------------------------------------------------
6.375%                                                        04/30/99        36,300         36,713,457
-------------------------------------------------------------------------------------------------------
6.25%                                                         05/31/99        36,300         36,646,302
-------------------------------------------------------------------------------------------------------
6.00%                                                         06/30/99        35,000         35,195,650
-------------------------------------------------------------------------------------------------------
5.875%                                                        07/31/99        35,150         35,259,668
-------------------------------------------------------------------------------------------------------
          Total U.S. Treasury Securities                                                    434,422,415
-------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS - 99.03%                                                        434,422,415
-------------------------------------------------------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES - 0.97%                                               4,254,808
-------------------------------------------------------------------------------------------------------
          NET ASSETS - 100.00%                                                             $438,677,223
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

ASSETS:

Investments, at market value (cost
  $431,928,484)                           $  434,422,415
--------------------------------------------------------
Cash                                              20,611
--------------------------------------------------------
Receivables for:
  Fund shares sold                               819,782
--------------------------------------------------------
  Interest                                     5,523,917
--------------------------------------------------------
Investment in deferred compensation plan          19,535
--------------------------------------------------------
Other assets                                      83,788
--------------------------------------------------------
    Total assets                             440,890,048
--------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                       1,248,586
--------------------------------------------------------
  Dividends                                      674,022
--------------------------------------------------------
  Deferred compensation                           19,535
--------------------------------------------------------
Accrued advisory fees                             71,077
--------------------------------------------------------
Accrued distribution fees                         47,502
--------------------------------------------------------
Accrued transfer agent fees                       38,977
--------------------------------------------------------
Accrued operating expenses                       113,126
--------------------------------------------------------
    Total liabilities                          2,212,825
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  438,677,223
========================================================

                       INSTITUTIONAL       AIM
                          SHARES          SHARES          FUND
NET ASSETS               $48,865,566   $389,811,657   $438,677,223
==================================================================
Shares outstanding,
  $0.01 par value per
  share                    4,853,653     38,718,670     43,572,323
==================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                               $      10.07
==================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.07 divided by 99.00%)       $      10.17
==================================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1997


INVESTMENT INCOME:

Interest                                    $24,654,293
-------------------------------------------------------
EXPENSES:
Advisory fees                                   837,760
-------------------------------------------------------
Administrative service fees                      66,785
-------------------------------------------------------
Custodian fees                                   35,063
-------------------------------------------------------
Transfer agent fees                             342,339
-------------------------------------------------------
Trustees' fees and expenses                      10,907
-------------------------------------------------------
Distribution fees (See Note 2)                  549,759
-------------------------------------------------------
Other                                           290,933
-------------------------------------------------------
    Total expenses                            2,133,546
-------------------------------------------------------
Less: Expenses paid indirectly                   (5,163)
-------------------------------------------------------
    Net expenses                              2,128,383
-------------------------------------------------------
Net investment income                        22,525,910
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:
Realized gain (loss) on sales of
  investment securities                        (328,964)
-------------------------------------------------------
Unrealized appreciation of investment
  securities                                  4,775,213
-------------------------------------------------------
      Net gain on investment securities       4,446,249
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $26,972,159
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1997 AND 1996

                                                                  1997             1996
                                                              ------------    --------------

OPERATIONS:

  Net investment income                                       $ 22,525,910    $   25,817,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (328,964)        3,022,827
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   4,775,213        (6,292,910)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        26,972,159        22,547,288
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                          (2,912,651)       (8,084,170)
--------------------------------------------------------------------------------------------
  AIM Shares                                                   (19,613,259)      (17,733,201)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Institutional Shares                                         (95,511,728)       14,818,211
--------------------------------------------------------------------------------------------
  AIM Shares                                                    27,226,897        86,957,303
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (63,838,582)       98,505,431
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          502,515,805       404,010,374
--------------------------------------------------------------------------------------------
  End of period                                               $438,677,223    $  502,515,805
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $443,515,589    $  511,800,420
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (7,332,297)       (7,003,333)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   2,493,931        (2,281,282)
--------------------------------------------------------------------------------------------
                                                              $438,677,223    $  502,515,805
============================================================================================

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1997, the Fund reimbursed AIM $66,785 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to holders of the AIM Shares. During the year ended July 31, 1997, AFS was paid $171,697 for such services. During the year ended July 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $4,714 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1997, the Fund paid AIM Distributors $549,759 as compensation under the Plan.
  AIM Distributors received commissions of $105,675 during the year ended July 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1997, the Fund paid legal fees of $5,153 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended July 31, 1997 the Fund's expenses were reduced by $471. In addition, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,692 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,163 during the year ended July 31, 1997.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1997 was $548,531,112 and $615,465,271, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  2,424,721
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                --
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  2,424,721
=========================================================

Cost of investments for tax purposes is $431,997,694.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1997 and 1996 were as follows:

                                                                       1997                          1996
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  AIM shares                                                 22,795,689   $ 228,371,816    25,131,827   $ 252,267,687
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                        2,663,678      26,662,958     5,925,940      59,531,203
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  AIM shares                                                  1,600,608      16,029,270     1,451,553      14,553,507
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                           16,172         161,587       113,885       1,142,722
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  AIM shares                                                (21,687,977)   (217,174,189)  (17,942,356)   (179,863,891)
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                      (12,215,116)   (122,336,273)   (4,566,815)    (45,855,714)
---------------------------------------------------------------------------------------------------------------------
                                                             (6,826,946)  $ (68,284,831)   10,114,034   $ 101,775,514
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for an AIM Share outstanding during each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                                                JULY 31,                         AUGUST 31,
                                                              --------------------------------------------   -------------------
                                                                 1997           1996       1995       1994       1993       1992
                                                              -----------     --------   --------   --------   --------   --------
Net asset value, beginning of period                           $    9.97      $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                             0.54          0.55       0.54       0.35       0.42       0.58
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.10         (0.06)      0.07      (0.20)      0.05       0.29
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total from investment operations                                0.64          0.49       0.61       0.15       0.47       0.87
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                             (0.54)        (0.55)     (0.54)     (0.35)     (0.42)     (0.58)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Distributions from net realized capital gains                       --            --         --      (0.08)     (0.02)     (0.09)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total distributions                                            (0.54)        (0.55)     (0.54)     (0.43)     (0.44)     (0.67)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Net asset value, end of period                                 $   10.07      $   9.97   $  10.03   $   9.96   $  10.24   $  10.21
============================================================   ==========     ========   ========   ========   ========   ========
Total return(a)                                                    6.55%         4.98%      6.36%      1.52%      4.65%      8.93%
============================================================   ==========     ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 389,812      $359,048   $274,480   $329,942   $348,937   $260,454
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            0.54%(b)(c)   0.54%      0.51%      0.47%(d)    0.46%     0.48%
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               5.35%(b)      5.45%      5.44%      3.75%(d)    4.07%     5.60%
============================================================   ==========     ========   ========   ========   ========   ========
Portfolio turnover rate                                             130%          117%       120%       120%       123%       120%
============================================================   ==========     ========   ========   ========   ========   ========

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $366,506,207.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.

SCHEDULE OF INVESTMENTS

January 31, 1998
(unaudited)

                                                                          PRINCIPAL       MARKET
                                                              MATURITY     AMOUNT         VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-106.76%

  5.875%                                                       1/31/99   $36,400,000   $ 36,618,764
---------------------------------------------------------------------------------------------------
  5.875%                                                       2/28/99    36,150,000     36,383,529
---------------------------------------------------------------------------------------------------
  6.25%                                                        3/31/99    35,350,000     35,742,738
---------------------------------------------------------------------------------------------------
  6.375%                                                       4/30/99    35,300,000     35,764,195
---------------------------------------------------------------------------------------------------
  6.25%                                                        5/31/99    36,425,000     36,870,478
---------------------------------------------------------------------------------------------------
  6.00%                                                        6/30/99    35,300,000     35,645,234
---------------------------------------------------------------------------------------------------
  5.875%                                                       7/31/99    36,200,000     36,497,564
---------------------------------------------------------------------------------------------------
  5.875%                                                       8/31/99    35,800,000     36,112,534
---------------------------------------------------------------------------------------------------
  5.75%                                                        9/30/99    36,100,000     36,351,978
---------------------------------------------------------------------------------------------------
  5.625%                                                      10/31/99    35,750,000     35,923,745
---------------------------------------------------------------------------------------------------
  5.625%                                                      11/30/99    36,000,000     36,187,560
---------------------------------------------------------------------------------------------------
  5.625%                                                      12/31/99    36,000,000     36,200,880
---------------------------------------------------------------------------------------------------
  5.375%                                                       1/31/00    36,500,000     36,551,465
---------------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities                                                      470,850,664
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-106.76%                                                               470,850,664
---------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(6.76)%                                                   (29,812,990)
---------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                     $441,037,674
===================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $466,934,133)                           $  470,850,664
--------------------------------------------------------
Cash                                              14,049
--------------------------------------------------------
Receivables for:
  Fund shares sold                             2,085,338
--------------------------------------------------------
  Interest                                     7,606,856
--------------------------------------------------------
Investment in deferred compensation plan          23,565
--------------------------------------------------------
Other assets                                      77,212
--------------------------------------------------------
    Total assets                             480,657,684
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       36,461,826
--------------------------------------------------------
  Fund shares reacquired                       2,124,029
--------------------------------------------------------
  Dividends                                      644,191
--------------------------------------------------------
  Deferred compensation                           23,565
--------------------------------------------------------
Accrued administrative service fees                4,757
--------------------------------------------------------
Accrued advisory fees                             75,006
--------------------------------------------------------
Accrued distribution fees                         49,568
--------------------------------------------------------
Accrued transfer agent fees                       31,707
--------------------------------------------------------
Accrued operating expenses                       205,361
--------------------------------------------------------
    Total liabilities                         39,620,010
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  441,037,674
========================================================

                                      INSTITUTIONAL
                         CLASS A          CLASS           FUND
NET ASSETS             $388,242,970    $52,794,704    $441,037,674
==================================================================
Shares outstanding,
  $0.01 par value per
  share                  38,398,629      5,221,584      43,620,213
==================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                               $      10.11
==================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.11 divided by 99.00%)       $      10.21
==================================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                    $12,963,755
-------------------------------------------------------

EXPENSES:

Advisory fees                                   437,779
-------------------------------------------------------
Administrative service fees                      28,374
-------------------------------------------------------
Custodian fees                                   22,466
-------------------------------------------------------
Transfer agent fees-Class A                     161,679
-------------------------------------------------------
Transfer agent fees-Institutional Class           2,282
-------------------------------------------------------
Trustees' fees and expenses                      27,476
-------------------------------------------------------
Distribution fees-Class A                       290,305
-------------------------------------------------------
Other                                           153,536
-------------------------------------------------------
    Total expenses                            1,123,897
-------------------------------------------------------
Less: Expenses paid indirectly                   (1,946)
-------------------------------------------------------
    Net expenses                              1,121,951
-------------------------------------------------------
Net investment income                        11,841,804
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                    462,572
-------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  1,422,600
-------------------------------------------------------
      Net gain on investment securities       1,885,172
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $13,726,976
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 AND THE YEAR ENDED JULY 31, 1997 (UNAUDITED)

                                                              JANUARY 31,        JULY 31,
                                                                  1998             1997
                                                              ------------    --------------
OPERATIONS:

  Net investment income                                       $ 11,841,804    $   22,525,910
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       462,572          (328,964)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           1,422,600         4,775,213
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        13,726,976        26,972,159
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (10,419,222)      (19,613,259)
--------------------------------------------------------------------------------------------
  Institutional Class                                           (1,422,582)       (2,912,651)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (3,227,839)       27,226,897
--------------------------------------------------------------------------------------------
  Institutional Class                                            3,703,118       (95,511,728)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        2,360,451       (63,838,582)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          438,677,223       502,515,805
--------------------------------------------------------------------------------------------
  End of period                                               $441,037,674    $  438,677,223
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $443,990,868    $  443,515,589
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (6,869,725)       (7,332,297)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               3,916,531         2,493,931
--------------------------------------------------------------------------------------------
                                                              $441,037,674    $  438,677,223
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the AIM Limited Maturity Treasury Fund (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each class are voted on exclusively by such shareholders.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1998, the Fund reimbursed AIM $28,374 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Trustees of the Fund approved the appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended January 31, 1998, AFS was paid $86,889 with respect to Class A shares, and for the period December 29, 1997 through January 31, 1998, AFS was paid $440 with respect to the Institutional Class. Prior to effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $1,842 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period August 1, 1997 through December 28, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended January 31, 1998, the Fund paid AIM Distributors $290,305 as compensation under the Plan.
  AIM Distributors received commissions of $6,130 during the six months ended January 31, 1998 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the six months ended January 31, 1998, the Fund paid legal fees of $2,334 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,946 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,946 during the six months ended January 31, 1998.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1998 was $278,313,096 and $243,919,088, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of January 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  3,865,036
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                 0
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  3,865,036
=========================================================

Cost of investments for tax purposes is $466,985,628.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1998 and the year ended July 31, 1997 were as follows:

                                                                 JANUARY 31, 1998                JULY 31, 1997
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  Class A                                                    11,569,826   $ 116,259,156    22,795,689   $ 228,371,816
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           876,896       8,825,360     2,663,678      26,662,958
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                       852,019       8,740,480     1,600,608      16,029,270
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             2,352          23,670        16,172         161,587
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (12,741,886)   (128,227,475)  (21,687,977)   (217,174,189)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (511,317)     (5,145,912)  (12,215,116)   (122,336,273)
---------------------------------------------------------------------------------------------------------------------
                                                                 47,890   $     475,279    (6,826,946)  $ (68,284,831)
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the six month period ended January 31, 1998, each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                                                   JULY 31,                        AUGUST 31,
                                                   JANUARY 31,     -----------------------------------------   -------------------
                                                      1998           1997       1996       1995       1994       1993       1992
                                                   -----------     --------   --------   --------   --------   --------   --------
Net asset value, beginning of period                $   10.07      $   9.97   $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                  0.27          0.54       0.55       0.54       0.35       0.42       0.58
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.04          0.10      (0.06)      0.07      (0.20)      0.05       0.29
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
    Total from investment operations                     0.31          0.64       0.49       0.61       0.15       0.47       0.87
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                  (0.27)       (0.54)     (0.55)     (0.54)     (0.35)     (0.42)     (0.58)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
  Distributions from net realized gains                    --            --         --         --      (0.08)     (0.02)     (0.09)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
    Total distributions                                 (0.27)        (0.54)     (0.55)     (0.54)     (0.43)     (0.44)     (0.67)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Net asset value, end of period                      $   10.11      $  10.07   $   9.97   $  10.03   $   9.96   $  10.24   $  10.21
=================================================   ==========     ========   ========   ========   ========   ========   ========
Total return(a)                                         3.15%         6.55%      4.98%      6.36%      1.52%      4.65%      8.93%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $ 388,243      $389,812   $359,048   $274,480   $329,942   $348,937   $260,454
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                 0.54%(b)(c)    0.54%     0.54%      0.51%      0.47%(d)    0.46%     0.48%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net
  assets                                                5.36%(b)      5.35%      5.45%      5.44%      3.75%(d)    4.07%     5.60%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Portfolio turnover rate                                   53%          130%       117%       120%       120%       123%       120%
=================================================   ==========     ========   ========   ========   ========   ========   ========

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $383,918,484.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.

                                     PART C
                                OTHER INFORMATION


Item 24.  (a)  Financial Statements:


          (1)  Class A, Class B and Class C Shares of AIM High Yield Fund II

               In Part A: None

               In Part B: None

          (2)  Class A Shares of AIM Limited Maturity Treasury Fund


               In Part A: Financial Highlights

               In Part B: (1) Independent Auditors' Report


                          (2) Schedule of Investments as of July 31, 1997
                              (audited), and January 31, 1998 (unaudited)

                          (3) Statement of Assets and Liabilities as of July 31,
                              1997 (audited), and January 31, 1998 (unaudited)

                          (4) Statement of Operations for the year ended July
                              31, 1997 (audited), and January 31, 1998
                              (unaudited)


                          (5) Statements of Changes in Net Assets for the years
                              ended July 31, 1997 and 1996

                          (6) Footnotes to Financial Statements




          (3)  Institutional Class of AIM Limited Maturity Treasury Fund


               In Part A: Financial Highlights

               In Part B: (1) Independent Auditors' Report

                          (2) Schedule of Investments as of July 31, 1997

                          (3) Statement of Assets and Liabilities as of July 31,
                              1997

                          (4) Statement of Operations for the year ended July
                              31, 1997

                          (5) Statements of Changes in Net Assets for the years
                              ended July 31, 1997 and 1996

                          (6) Footnotes to Financial Statements



          (b)  Exhibits:

       Exhibit
       Number                        Description

         (1) (a)  - Agreement and Declaration of Trust of the Registrant
                    was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on August 16, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995, and is hereby incorporated by reference.

             (b)  - First Amendment to Agreement and Declaration of Trust of
                    Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on October 15, 1993, and was filed electronically as an Exhibit to Post-Effective

                    Amendment No. 6 on November 17, 1995, and is hereby incorporated by reference.

             (c)  - Second Amendment to Agreement and Declaration of Trust of
                    Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.


             (d)  - Third Amendment to Agreement and Declaration of Trust of
                    Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

             (e)  - Fourth Amendment to Agreement and Declaration of Trust of
                    Registrant is filed herewith electronically.

             (f)  - Fifth Amendment to Agreement and Declaration of Trust of
                    Registrant is filed herewith electronically.


         (2) (a)  - By-Laws of the Registrant were filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 3 on August 16, 1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996.

             (b)  - Amendment to By-Laws of Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996.

             (c)  - Second Amendment to By-Laws of Registrant was filed as an
                    Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996.


             (d)  - Amended and Restated By-laws of Registrant were filed as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and are hereby incorporated by reference.


         (3)      - Voting Trust Agreement - None.

         (4) (a)  - Specimen share certificate for Registrant's Limited
                    Maturity Treasury Portfolio -AIM Limited Maturity Treasury Shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

             (b)  - Specimen share certificate for Institutional Shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on August 16, 1993.

         (5) (a)  - Investment Advisory Agreement between Registrant (on behalf of its AIM Adjustable Rate Government Fund) and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on June 15, 1992.

             (b)  - Master Investment Advisory Agreement, dated as of August
                    6, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on October 15, 1993.

             (c)  - Master Investment Advisory Agreement, dated October 18,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-

                    Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

             (c)  - Notice of Termination dated November 18, 1994 to Master
                    Investment Advisory Agreement, dated October 18, 1993, between Registrant, with respect to the AIM Adjustable Rate Government Fund, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.


             (d)  - (1)(i) Master Investment Advisory Agreement, dated
                    February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

                    (1)(ii) Form of Amendment No. 1 to the Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc., with respect to AIM High Yield Fund II, is filed herewith electronically.


         (6) (a)  - (1) Distribution Agreement between Registrant (on behalf of its AIM Adjustable Rate Government Fund) and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on June 15, 1992.

                    (2) Master Distribution Agreement, dated August 6, 1993, between Registrant (on behalf of its AIM Adjustable Rate Government Fund and Limited Maturity Treasury Portfolio - AIM Limited Maturity Treasury Shares) and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on October 15, 1993.

                    (3) Distribution Agreement, dated August 6, 1993, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - Institutional Shares) and Fund Management Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on October 15, 1993.

                    (4)(i) Master Distribution Agreement, dated October 18, 1993, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - AIM Limited Maturity Treasury Shares) and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (4)(ii) Amendment No. 1 dated November 18, 1994, to Master Distribution Agreement, dated October 18, 1993, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - AIM Limited Maturity Treasury Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.


                    (5) Master Distribution Agreement dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997.

                    (6) Form of Amended and Restated Master Distribution Agreement between Registrant (on behalf of Registrant's Class A and Class C shares) and A I M Distributors, Inc. is filed herewith electronically.

                    (7) Form of Master Distribution Agreement between Registrant (on behalf of Registrant's Class B shares) and AIM Distributors, Inc. is filed herewith electronically.

                    (8) Distribution Agreement, dated October 18, 1993, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - Institutional Shares) and Fund Management Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996.

                    (9) Master Distribution Agreement, dated February 28, 1997, between Registrant (on behalf of the Institutional Shares of AIM Limited Maturity Treasury Fund) and Fund Management Company was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.


             (b)  - Form of Selected Dealer Agreement between A I M
                    Distributors, Inc. and selected dealers is filed herewith electronically.

             (c)  - Form of Bank Selling Group Agreement between A I M
                    Distributors, Inc. and banks is filed herewith electronically.

             (d)  - Form of Service Agreement for Certain Retirement Plans
                    between Fund Management Company and Plan Providers was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995, and is hereby incorporated by reference.

         (7) (a)  - Retirement Plan for Registrant's Non-Affiliated Trustees was
                    filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

             (b)  - Retirement Plan for Registrant's Non-Affiliated Trustees
                    effective as of March 8, 1994, as restated September 18, 1995, was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.

             (c)  - Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Trustees was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

             (d)  - Form of Deferred Compensation Agreements for Registrant's
                    Non-Affiliated Trustees as approved December 5, 1995, was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.


             (e)  - Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Directors [Trustees] as approved March 12, 1997, is filed herewith electronically.


       (8) (a)(i) - Custody Agreement between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on June 15, 1992.

          (a)(ii) - Second Amended and Restated Custody Agreement between Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio) and The

                    Bank of New York was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No.7 on November 21, 1996 and is hereby incorporated by reference.

         (a)(iii) - Amendment to Second Amended and Restated Custody
                    Agreement between Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio) and The Bank of New York was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.

          (a)(iv) - Assignment and Acceptance of Assignment of Custody
                    Agreement between Registrant (on behalf of its Limited Maturity Treasury Portfolio) and Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio) was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.

             (b)  - Subcustodian Agreement with Texas Commerce Bank, dated
                    September 9, 1994, among Texas Commerce Bank National Association, State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996 and is hereby incorporated by reference.

         (9) (a)  - (1) Administrative Services Agreement between
                    Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on June 15, 1992.

                    (2) Master Administrative Services Agreement, dated as of August 6, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on October 15, 1993.

                    (3)(i) Master Administrative Services Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (3)(ii) Amendment No. 1 dated November 18, 1994 to Master Administrative Services Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.


                    (4)(i) Master Administrative Services Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

                    (4)(ii) Form of Amendment No. 1 to the Master Administrative Services Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. is filed herewith electronically.

                    (5)(i) Administrative Services Agreement, dated as of October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30,1994.

                    (5)(ii) Amendment No. 1 dated May 11, 1994, to Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

                    (5)(iii) Amendment No. 2 dated July 1, 1994, to Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

                    (5)(iv) Amendment No. 3 dated September 16, 1994, to Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

                    (5)(v) Amendment No. 4 dated November 1, 1994, to Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

             (b)  - (1)(i) Transfer Agency Agreement between Registrant and
                    The Shareholder Services Group, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on November 27, 1992.

                    (1)(ii) Amendment to Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on November 27, 1992.

                    (1)(iii) Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group (formerly The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995 and is hereby incorporated by reference.

                    (1)(iv) Amendment No. 1 Remote Access and Related Services Agreement, dated October 4, 1995, between Registrant and First Data Investor Services Group (formerly The Shareholder Services Group, Inc). was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995 and is hereby incorporated by reference.

                    (1)(v) Addendum No. 2 to Remote Access and Related Services Agreement, dated October 12, 1995, between Registrant and First Data Investor Services Group (formerly The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995 and is hereby incorporated by reference.

                    (1)(vi) Amendment No. 3 to Remote Access and Related Services Agreement, dated February 1, 1997 between Registrant and First Data Investor Services Group was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

                    (1)(vii) Exhibit 1, effective as of , 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc. is filed herewith electronically.

                    (2) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First Data Investor Services Group, Inc. is filed herewith electronically.

                    (3) Assignment and Acceptance of Assignment of Transfer Agency Agreement among Registrant (on behalf of its Limited Maturity Treasury Portfolio - Institutional Shares), Short-Term Investments Co. and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994.

                    (4) Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - AIM Limited Maturity Treasury Shares) and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (5) Transfer Agency and Service Agreement, dated July 1, 1995, between Registrant (on behalf of its Limited Maturity Treasury Portfolio - Institutional Shares) and A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (5)(i) Amendment No. 1 to Transfer Agency and Service Agreement, dated July 1, 1996, between Registrant and A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997.

                    (5)(ii) Amendment No. 2 to Transfer Agency and Service Agreement, dated July 1, 1997, between Registrant and A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 8 on November 21, 1997.

                    (6) Amended and Restated Transfer Agency and Service Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc. is filed herewith electronically.

                    (7) Form of Second Amended and Restated Transfer Agency and Service Agreement, between Registrant and A I M Funds Services, Inc. is filed herewith electronically.

        (10)      - Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                    LLP is filed herewith electronically.

        (11) (a)  - Consent of Dechert Price & Rhoads is filed herewith electronically.

             (b)  - Consent of KPMG Peat Marwick LLP is filed herewith
                    electronically.

             (c)  - (1) Opinion of Dechert Price & Rhoads was filed as an
                    Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30, 1994 and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996.

                    (2) Opinion of Dechert Price & Rhoads was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.


         (12)     - Financial Statements - None.


         (13)     - Form of Initial Capitalization Agreement of Registrant's
                    AIM High Yield Fund II is filed herewith electronically.

         (14)(a)  - (1) Form of the Registrant's IRA documents was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 3 on August 16, 1993.

                    (2) Forms of Registrant's IRA Documents are filed herewith electronically.

             (b)  - (1) Form of the Registrant's Simplified Employee Pension -
                    Individual Retirement Accounts Contribution Agreement was filed as an Exhibit to Registrant's Post- Effective Amendment No. 3 on August, 1993.

                    (2) Forms of Registrant's Simplified Employee Pension Plan and Salary Reduction Simplified Employee Pension Plan Documents are filed herewith electronically.

             (c)  - (1) Form of the Registrant's Combination Profit
                    Sharing-Money Purchase Plan and Trust was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on August 16, 1993.

                    (2) Forms of Registrant's Money Purchase Pension and Profit Sharing Plan Document, Trust Agreement, Adoption Agreement, Summary Plan Descriptions and Applications are filed herewith electronically.

             (d)  - (1) Form of the Registrant's 403(b) Plan was filed as an
                    Exhibit to Registrant's Post-Effective Amendment No. 3 on August 16, 1993.

                    (2) Forms of Registrant's 403(b) Plan Documents are filed herewith electronically.

             (e)  - Forms of Registrant's SIMPLE IRA are filed herewith electronically.

             (f)  - Forms of Registrant's Roth IRA are filed herewith
                    electronically.


         (15)(a)  - (1) Distribution Plan for Registrant (on behalf of its
                    Limited Maturity Treasury Portfolio - AIM Limited Maturity Treasury Shares), was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.


                    (2) Amended and Restated Master Distribution Plan, dated June 30, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997.

                    (3) Form of Second Amended and Restated Master Distribution Plan for Registrant's Class A and Class C shares is filed herewith electronically.

                    (4) Form of Master Distribution Plan for Registrant's Class B shares is filed herewith electronically.

             (b)  - Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan is filed herewith electronically.

             (c)  - Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan is filed herewith electronically.

             (d)  - Form of Agency Pricing Agreement (for the Retail Classes)
                    to be used in connection with Registrant's Master Distribution Plan is filed herewith electronically.

             (e)  - Forms of Service Agreements for Bank Trust Departments and
                    for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan are filed herewith electronically.

             (f)  - Form of Variable Group Annuity Contractholder Service
                    Agreement to be used in connection with Registrant's Master Distribution Plan is filed herewith electronically.


        (16)      - Schedule of Performance Quotations was filed as an Exhibit to the Registrant's Registration Statements on August 16, 1993 and on October 15, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on November 21, 1996, and is hereby incorporated by reference.

        (18) (a)  - Multiple Class (Rule 18f-3) Plan was filed electronically as an Exhibit to Post- Effective Amendment No. 7 on November 21, 1996.


             (b)  - Amended and Restated Multiple Class Plan, effective as of
                    July 1, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997.

             (c)  - Second Amended and Restated Multiple Class Plan, effective
                    September 1, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

        (27)      - None.


Item 25.    Persons Controlled by or Under Common Control With Registrant

      Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.


       None.

Item 26.    Number of Holders of Securities

      State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


                                                Number of Record Holders
            Title of Class                      as of June 15, 1998
            --------------                      -------------------
      AIM Limited Maturity Treasury Fund
          Class A Shares                              9,643
          Institutional Class                          10

      AIM High Yield Fund II
          Class A Shares                                0
          Class B Shares                                0
          Class C Shares                                0



Item 27.    Indemnification

      State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

      Delaware law provides that subject to such standards or restrictions, if any, as are set forth in the governing instrument of a business trust, a business trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Registrant's Agreement and Declaration of Trust provides that every person who is or has been a trustee or officer of the Registrant shall be indemnified by the Registrant to the fullest extent permitted by Delaware law, the Registrant's bylaws and other applicable law. The Registrant's bylaws provide that a trustee, when acting in such capacity, shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee, provided that nothing contained in the bylaws or the Delaware Business Trust Act shall protect any trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of his office.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue.

      The Registrant has obtained insurance coverage for its officers and trustees under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $25,000,000 limit of liability.

Item 28.    Business and Other Connections of Investment Advisor

      Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at and time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

      The only employment of a substantial nature of the officers and directors of A I M Advisors, Inc. (the "Advisor"), the Registrant's investment advisor, is with the Advisor and its affiliated companies. For additional information regarding the Advisor and its officers and directors, see "Management" in the Prospectus and the Statement of Additional Information for the Class A shares and "Management of the Trust" and "General Information About the Fund" in the Prospectus and the Statement of Additional Information, respectively, for the Institutional Class.

Item 29.    Principal Underwriters


      (a)(1) A I M Distributors, Inc., the Registrant's principal underwriter for the Class A, Class B and Class C shares, also acts as a principal underwriter to the following investment companies:


              AIM Advisor Funds, Inc.
              AIM Equity Funds, Inc. (Retail Classes)
              AIM Funds Group

              AIM Growth Series

              AIM International Funds, Inc.

              AIM Investment Funds, Inc.
              AIM Investment Portfolios, Inc.
              AIM Series Trust
              AIM Special Opportunities Funds

              AIM Summit Fund, Inc.
              AIM Tax-Exempt Funds, Inc.
              AIM Variable Insurance Funds, Inc.

              GT Global Floating Rate Fund, Inc.

      (a)(2) Fund Management Company, the Registrant's principal underwriter for Institutional Class of AIM Limited Maturity Treasury Fund, also acts as a principal underwriter to the following investment companies:


              AIM Equity Funds, Inc. (Institutional Classes)
              Short-Term Investments Co.
              Short-Term Investments Trust
              Tax-Free Investments Co.

      (b) The following table sets forth information with respect to each director and officer of: (1) A I M Distributors, Inc.


      (c)     None.

Name and Principal         Position and Offices                      Position and Offices
Business Address*          with Principal Underwriter                with Registrant
------------------         --------------------------                --------------------
Charles T. Bauer           Chairman of the Board of Directors        Chairman and Trustee

Michael J. Cemo            Director and President                    None

Gary T. Crum               Director                                  Senior Vice President

Robert H. Graham           Director and Senior  Vice President       Trustee and President

W. Gary Littlepage         Director and Senior Vice President        None

John Caldwell              Senior Vice President                     None

Marilyn M. Miller          Senior Vice President                     None

James L. Salners           Senior Vice President                     None

Gordon J. Sprague          Senior Vice President                     None

Michael C. Vessels         Senior Vice President                     None

B. J. Thompson             First Vice President                      None

John J. Arthur             Vice President and Treasurer              Senior Vice President
                                                                     and Treasurer

Melville B. Cox            Vice President and                        Vice President
                           Chief Compliance Officer

Ofelia M. Mayo             General Counsel, Vice President           Assistant Secretary
                           and Assistant Secretary

James R. Anderson          Vice President                            None

Mary K. Coleman            Vice President                            None

Charles R. Dewey           Vice President                            None

Sidney M. Dilgren          Vice President                            None

Tony D. Green              Vice President                            None

William H. Kleh            Vice President                            None

Terri L. Ransdell          Vice President                            None


--------
* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal         Position and Offices                      Position and Offices
Business Address*          with Principal Underwriter                with Registrant
------------------         --------------------------                --------------------
Carol F. Relihan            Vice President                           Senior Vice President
                                                                     and Secretary

Kamala C. Sachidanandan     Vice President                           None

Frank V. Serebrin           Vice President                           None

Christopher T. Simutis      Vice President                           None

Robert D. Van Sant, Jr.     Vice President                           None

Gary K. Wendler             Vice President                           None

Kathleen J. Pflueger        Secretary                                Assistant Secretary

David E. Hessel             Assistant Vice President, Assistant      None
                            Treasurer and Controller

Luke P. Beausoleil          Assistant Vice President                 None

Tisha B. Christopher        Assistant Vice President                 None

Glenda A. Dayton            Assistant Vice President                 None

Kathleen M. Douglas         Assistant Vice President                 None

Terri N. Fiedler            Assistant Vice President                 None

Mary E. Gentempo            Assistant Vice President                 None

Jeffrey L. Horne            Assistant Vice President                 None

Melissa E. Hudson           Assistant Vice President                 None

Jodie L. Johnson            Assistant Vice President                 None

Kathryn Jordan              Assistant Vice President                 None

Wayne W. LaPlante           Assistant Vice President                 None

Kim T. Lankford             Assistant Vice President                 None

Ivy B. McLemore             Assistant Vice President                 None

David B. O'Neil             Assistant Vice President                 None


--------------------------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
------------------                --------------------------                            --------------------
Patricia M. Shyman                Assistant Vice President                              None

Nicholas D. White                 Assistant Vice President                              None

Norman W. Woodson                 Assistant Vice President                              None

Nancy L. Martin                   Assistant General Counsel                             Assistant Secretary
                                  and Assistant Secretary

Samuel D. Sirko                   Assistant General Counsel                             Assistant Secretary
                                  and Assistant Secretary

Stephen I. Winer                  Assistant Secretary                                   Assistant Secretary

              (2)  Fund Management Company

Charles T. Bauer                  Chairman of the Board of Directors                    Chairman and Trustee

J. Abbott Sprague                 Director and President                                None

Robert H. Graham                  Director and Senior Vice President                    President and Trustee

Carol F. Relihan                  Director, Vice President and                          Senior Vice President
                                  General Counsel                                       and Secretary

Mark D. Santero                   Senior Vice President                                 None

William J. Wendel                 Senior Vice President                                 None

John J. Arthur                    Vice President and Treasurer                          Senior Vice President and
                                                                                        Treasurer

Melville B. Cox                   Vice President and                                    Vice President
                                  Chief Compliance Officer

Stephen I. Winer                  Vice President, Assistant General                     Assistant Secretary
                                  Counsel and Assistant Secretary

James R. Anderson                 Vice President                                        None

Nancy A. Beck                     Vice President                                        None

Kathleen J. Pflueger              Secretary                                             Assistant Secretary




--------------------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
------------------                --------------------------                            --------------------
David E. Hessel                   Assistant Vice President,                             None
                                  Assistant Treasurer and
                                  Controller

Dana R. Sutton                    Assistant Vice President                              Vice President
                                  and Assistant Treasurer                               and Assistant Treasurer

Jeffrey L. Horne                  Assistant Vice President                              None

Robert W. Morris, Jr.             Assistant Vice President                              None

Ann M. Srubar                     Assistant Vice President                              None

Nicholas D. White                 Assistant Vice President                              None

Nancy L. Martin                   Assistant General Counsel and                         Assistant Secretary
                                  Assistant Secretary

Ofelia M. Mayo                    Assistant General Counsel                             Assistant Secretary
                                  and Assistant Secretary

Samuel D. Sirko                   Assistant General Counsel and                         Assistant Secretary
                                  Assistant Secretary


--------------------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)         Not Applicable


Item 30.    Location of Accounts and Records

      With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.


      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodians, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, with respect to AIM Limited Maturity Treasury Fund, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, with respect to AIM High Yield Fund II, and Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc. (on behalf of Registrant's AIM Limited Maturity Treasury Fund - Class A shares and

     Institutional Class and on behalf of its AIM High Yield Fund II - Class A, Class B and Class C shares), P.O. Box 4739, Houston, Texas 77210-4739.

Item 31.    Management Services

      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A and Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

      None.

Item 32.    Undertakings


      (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 10th day of July, 1998.

                              REGISTRANT:    AIM INVESTMENT SECURITIES FUNDS


                                             By:      /s/ ROBERT H. GRAHAM
                                                  ---------------------------
                                                  Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                               TITLE                          DATE
                  ----------                                               -----                          ----
          /s/   CHARLES T. BAUER                                    Chairman & Trustee                   7-10-98
--------------------------------------------------
              (Charles T. Bauer)

           /s/ ROBERT H. GRAHAM                                     Trustee & President                  7-10-98
--------------------------------------------------             (Principal Executive Officer)
              (Robert H. Graham)

            /s/  BRUCE L. CROCKETT                                        Trustee                        7-10-98
--------------------------------------------------
              (Bruce L. Crockett)

           /s/ OWEN DALY II                                               Trustee                        7-10-98
--------------------------------------------------
                (Owen Daly II)

            /s/ EDWARD K. DUNN, JR.                                       Trustee                        7-10-98
--------------------------------------------------
             (Edward K. Dunn, Jr.)

           /s/ JACK FIELDS                                                Trustee                        7-10-98
--------------------------------------------------
                 (Jack Fields)

          /s/ CARL FRISCHLING                                             Trustee                        7-10-98
--------------------------------------------------
               (Carl Frischling)

             /s/ LEWIS F. PENNOCK                                         Trustee                        7-10-98
--------------------------------------------------
              (Lewis F. Pennock)

                                                                          Trustee
--------------------------------------------------
               (Ian W. Robinson)

          /s/ LOUIS S. SKLAR                                              Trustee                        7-10-98
--------------------------------------------------
               (Louis S. Sklar)
                                                                  Senior Vice President &                7-10-98
              /s/ JOHN J. ARTHUR                              Treasurer (Principal Financial
--------------------------------------------------                and Accounting Officer)
               (John J. Arthur)

                                  EXHIBIT INDEX

Exhibit
  No.
1(e)          Fourth Amendment to Agreement and Declaration of Trust of Registrant

1(f)          Fifth Amendment to Agreement and Declaration of Trust of Registrant

5(d)(2)       Form of Amendment No. 1 to the Master Investment Advisory Agreement, dated
              February 28, 1997, between Registrant and A I M Advisors, Inc.

6(a)(6) Form of Amended and Restated Master Distribution Agreement, between Registrant (on behalf of AIM Limited Maturity Treasury
              Fund's Class A shares and AIM High Yield Fund II's Class A and
              Class C shares) and A I M Distributors, Inc.

6(a)(7) Form of Master Distribution Agreement, between Registrant (on behalf of the AIM High Yield Fund II's Class B shares) and A I M
              Distributors, Inc.

6(b)          Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers

6(c)          Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks

7(e)          Form of Deferred Compensation Agreement for Registrant's
              Non-Affiliated Directors [Trustees] as approved March 12, 1997

9(a)(4)(i)    Form of Amendment No. 1 to the Master Administrative Services
              Agreement, dated February 28, 1997, between Registrant and A I M
              Advisors, Inc.

9(b)(1)(vii)  Exhibit 1, effective as of August 4, 1997, between Registrant and
              First Data Investor Services Group, Inc.

9(b)(2)       Preferred Registration Technology Escrow Agreement, dated
              September 10, 1997, between Registrant and First Data Investor
              Services Group, Inc.

9(b)(6)       Amended and Restated Transfer Agency and Service Agreement, dated
              December 29, 1997, between Registrant and A I M Fund Services,
              Inc.

9(b)(7)       Form of Second Amended and Restated Transfer Agency and Service
              Agreement between Registrant and A I M Fund Services, Inc.

10            Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP

11(a)         Consent of Dechert Price & Rhoads

11(b)         Consent of KPMG Peat Marwick LLP

13            Form of Initial Capitalization Agreement

14(a)(2)      Forms of Registrant's IRA Documents

14(b)(2)      Forms of Registrant's Simplified Employee Pension Plan and Salary Reduction Simplified
              Employee Pension Plan Documents

14(c)(2)      Forms of Registrant's Money Purchase Pension and Profit Sharing Plan Document, Trust
              Agreement, Adoption Agreement, Summary Plan Descriptions and Applications

14(d)(2)      Forms of Registrant's 403(b) Plan Documents

14(e)         Forms of Registrant's SIMPLE IRA

14(f)         Forms of Registrant's Roth IRA

15(a)(3)      Form of Second Amended and Restated Master Distribution Plan for
              Registrant's Class A and Class C shares

15(a)(4)      Form of Master Distribution Plan for Registrant's Class B shares

15(b)         Form of Shareholder Service Agreement to be used in connection with Registrant's
              Master Distribution Plan

15(c)         Form of Bank Shareholder Service Agreement to be used in connection with
              Registrant's Master Distribution Plan

15(d) Form of Agency Pricing Agreement (for the Retail Classes) to be used in connection with Registrant's Master Distribution Plan

15(e)         Forms of Service Agreements for Bank Trust Departments and for Brokers for Bank
              Trust Departments to be used in connection with Registrant's Master Distribution Plan

15(f)         Form of Variable Group Annuity Contractholder Service Distribution Agreement to be used in connection with Registrant